Exhibit 99.1
INVESTMENT-DRIVEN GROWTH Bob Skaggs President & CEO NiSource Strategic Overview Investor Day July 22, 2010

Forward Looking Statements This document contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements are subject to various risks and uncertainties. The factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed herein include, among other things, weather; fluctuations in supply and demand for energy commodities; growth opportunities for NiSource’s businesses; increased competition in deregulated energy markets; the success of regulatory and commercial initiatives; dealings with third parties over whom NiSource has no control; actual operating experience of NiSource’s assets; the regulatory process; regulatory and legislative changes; changes in general economic, capital and commodity market conditions; and counter-party credit risk, and the matters set forth in the “Risk Factors” section in NiSource’s 2009 Form 10-K (which section is incorporated herein by reference) and in conjunction with other SEC reports filed by NiSource, many of which are beyond the control of NiSource. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. 2012 illustrative earnings do not constitute guidance by the company. NiSource expressly disclaims a duty to update any of the forward-looking statements contained in this document. With regard to Net Operating Earnings Guidance for 2010 – it should be noted that there will likely be differences between net operating earnings and GAAP earnings for matters including, but not limited to, weather, restructuring costs and accounting changes. NiSource is not able to estimate the impact of such items on GAAP earnings and, as such, is not providing earnings guidance on a GAAP basis. Regulation G Disclosure Statement This document and today’s presentation include certain non-GAAP financial measures as defined by the SEC’s Regulation G. A reconciliation of those measures to the most directly comparable GAAP measures is contained in Schedules 1 and 2 of the NiSource quarterly earnings release and in the 2009 Statistical Summary Book, both of which are available on the NiSource Investor Relations website at http://ir.nisource.com/results.cfm and http://ir.nisource.com/annuals.cfm. 2

Welcome! Today’s Agenda • Strategic Overview & Introductions – Bob Skaggs, President & CEO • Business Unit Discussions – NIPSCO Electric, Jimmy Staton, Group CEO – NiSource Gas Distribution, Jimmy Staton, Group CEO – NiSource Gas Transmission & Storage, Chris Helms, Group CEO • NiSource’s Financial Profile – Steve Smith, CFO • Closing Remarks – Bob Skaggs Building Investment-Driven Growth 3

Position, Build & Grow NiSource NiSource Strategic Framework Aspiration North America’s Premier Regulated Energy Company Value Regulated, Infrastructure Proposition Investment-Driven Growth + Secure, Attractive Dividend Strategic Approach Balanced Four-Part Plan • Gas Transmission & Storage Expansion • Utility Infrastructure Programs Synched with Regulatory Initiatives • Financial Management • Cost & Process Management Low-Risk, Long-Term Sustainable Growth 4

3-5% EPS Growth + Secure Dividend NiSource: A Compelling Investment • Balanced, Diverse Portfolio of Regulated Businesses • Highly Predictable Revenue Streams • Substantial, Highly Visible Inventory of Growth Investments • Disciplined Operational, Commercial, Regulatory and Financial Execution • Secure, Attractive Dividend Attractive Shareholder Returns with Minimal Risk 5

Industry-Leading Regulated Platform

Building Investment-Driven Growth

NiSource Gas Distribution	25-Yr Low-Risk Growth Inventory	Fully De-Risked Rates	3+%/Yr. Run-Rate Growth
NIPSCO Electric	Ongoing Low-Risk Environmental Compliance Programs	Partially De-Risked Rates	3%/Yr. Run-Rate Growth
NiSource Gas Transmission & Storage	Low-Risk Supply-Driven Growth + Steady Market Growth	Fully De-Risked Rates	4%-6%/Yr. Growth

Customer-Driven Proposition *PLUS* ~$1B/Yr. Infrastructure Investment → BUILDING → **Sustainable Growth, Premium Valuation**

NiSource A Compelling Investment 6

Delivering on Our Commitments NiSource’s Performance • Meeting Earnings Guidance + Demonstrated Commitment to Dividend • Executing an Ambitious Regulatory Agenda – 10 Base Rate Cases Delivered, Including 2 Settlements in 2010, 3 Cases in Process – Revenues Significantly De-Risked – Long-Term Infrastructure Growth Platform Established • Delivering NGT&S Growth Projects On-Time, On-Budget – 2007-2010: ~$450M Growth Cap-Ex Resulted in ~$75M Operating Income – Attractive Economics – Low-Risk Revenue Streams A Sharp Focus on Disciplined Execution 7

Delivering on Our Commitments NiSource’s Performance • Highly Successful Execution of 2009 Liquidity Plan – Financing in Place Through 2011 – Stable, Investment Grade Ratings – $1.5B of Liquidity at 3/31/10 • Significantly Improved Operations – Increased Generating Capacity Reserve Margin (Sugar Creek) – Substantially Enhanced Reliability/Integrity Profile – Best-of-Class Service Metrics – Solid, Improving Employee Safety Metrics • Legacy Issues Resolved (Whiting, Tawney, IBM) A Premier Regulated Infrastructure Company 8

Deep Inventory of Investment Opportunities Building Investment-Driven Growth • NIPSCO Electric – 2010-2012: Significant Earnings Uplift from Executing Regulatory Agenda – 2012 Forward: Environmental Investments with State-of-the-Art Rate Tracking Mechanism • NiSource Gas Distribution – Long-Term Infrastructure Replacement Programs Coupled with Timely Rate Recovery • NiSource Gas Transmission & Storage – Leveraging Unparalleled Marcellus Shale Footprint Sustainable, Low-Risk Growth 9

Investor Day Key Takeaways A Compelling Investment Proposition • Low-Risk, Regulated Business Platform • 3-5% Annual EPS Growth + Secure, Attractive Dividend • Stable Investment Grade Credit • Exceptional Long-Term Growth Investment Opportunities • Disciplined Execution with Full Transparency Building Investment-Driven Growth 10

NIPSCO ELECTRIC Jimmy Staton Executive Vice President & Group CEO

Charting a Course for Long-Term Growth NIPSCO Electric Business Strategy • Restore Earnings Power • Continue to Strengthen Stakeholder Relationships • Capture Environmental Investment Opportunities • Continuous Operational Improvement Executing a Disciplined, Balanced Plan 12

Indiana’s Largest Combination Utility NIPSCO Electric Electric Distribution & Transmission • 450,000 Electric Customers • 15,500 GWH Electricity Sales • 10,000 Miles of Electric Distribution • 2,800 Miles of Electric Transmission Electric Generation • 3,300 MW Total Generating Capacity (78% Coal; 22% Gas) • ~60% SO2-Controlled and NOx-Controlled • Competitive Rates • Solid Operating/Customer Service Metrics • Environmental Leadership in Indiana • $2.7B Rate Base Constructive Regulatory Environment 13

Stable Markets NIPSCO Electric Deliveries (GWH) Industrial Residential 12,000 6,000 Projected Projected 9,000 6,000 3,000 3,000 0 0 ‘05 ‘07 ‘09 ‘11 ‘13 ‘15 ‘05 ‘07 ‘09 ‘11 ‘13 ‘15 Commercial 6,000 Projected 3,000 0 ‘05 ‘07 ‘09 ‘11 ‘13 ‘15 Competitive Steel Manufacturing Base 14

Charting a Course for Long-Term Growth NIPSCO Performance Summary • Materially Enhanced Capacity Reserve Margin (Sugar Creek) • Substantially Strengthened Reliability Profile • Initiated Comprehensive, Proactive Regulatory Strategy • Improved Stakeholder and Customer Relationships • Addressed Significant Legacy Issues • Continued Environmental Leadership in Indiana Executing a Disciplined, Balanced Plan 15

Setting the Stage NIPSCO 2008 Electric Rate Case • First Electric Rate Case in 20 Years • Filed Case-in-Chief August 2008 • December 2008: IURC Authorized Deferral of Sugar Creek Costs • Rates Based on 2007 Test Year • Rate Base: $2.6B • ROE 12%, Overall Return 8.37% • Primary Focus: Cost Allocation and Rate Design IURC Order Expected Q3 ’10 16

Restoring NIPSCO Electric Earnings NIPSCO 2010 Electric Rate Case • Filing Fall 2010 2012 “Run Rate” • Collaborative Stakeholder Engagement Approach • Test Year: 12 Months Ended March 2010 • Updated Deliveries, Pension and OPEB Costs • Platform for Enhanced Energy Efficiency, Low-Income Programs • Focused, More Straightforward Case Modernize Rates to Meet Customer Needs 17

Building Growth: 2010 — 2012 NIPSCO Electric Operating Earnings* 350 ~11% ROIC 300 250 Millions 200 150 $ Rate Cases 100 & Trackers 50 0 2005 2006 2007 2008 2009 2012** *Non-GAAP **2012: Illustrative Restoring NIPSCO Electric Earnings 18

Building Growth: 2012 Forward Longer Term, Low-Risk Environmental Investments • State-of-the-Art Environmental Tracker – Statutory Recovery Mechanism – Tracked in Semi-Annual Filings – Earn Return on Investment in ~11 Months – Return Based on Most Recent Allowed Level Deep Inventory of Investment Opportunities 19

Significant NOx and SO2 Reductions Trackable Environmental Investments 2.5 1.4 Combustion 1.2 2 Controls 1 SO2/mmBtu NOx/mmBtu 1.5 Ozone Bailly Seasonal 0.8 Scrubber SCRs Potential Annual SCRs SNCR Schahfer 0.6 1 and Low lb NOx Project FGD Potential lb Michigan City Upgrade & Schahfer FGD 0.4 0.5 low sulfur coal conversion 0.2 (2 units) 0 90 95 00 05 10 15 1 9 1 9 2 0 2 0 2 0 2 0 ~$ 300M Invested/Tracked Since 2003 20

$600M+ Ongoing Investment Opportunities Portfolio of Prospective Environmental Investments Schahfer Michigan City Bailly SO2 $300M $170M NOx $30M Mercury $60M $4M Ash ~$50M ~$10M ~$10M Sustainable, Low-Risk Growth 21

Charting a Course for Long-Term Growth NIPSCO Electric Business Strategy • Restore Earnings Power • Continue to Strengthen Stakeholder Relationships • Capture Environmental Investment Opportunities • Continuous Operational Improvement Executing a Disciplined, Balanced Plan 22

NISOURCE GAS DISTRIBUTION Jimmy Staton Executive Vice President & Group CEO

Executing a Strategy for Long-Term Growth NiSource Gas Distribution (NGD) Business Strategy • Drive Growth Through Long-Term, Low-Risk Infrastructure Investments • De-Risk Earnings • Restore Earnings Power of NIPSCO Gas • Maintain Operational Excellence Leveraging Core Regulatory Capabilities 24

Leading Portfolio of Gas Companies

NiSource Gas Distribution



Columbia Gas of Ohio

- Largest Natural Gas Provider in Ohio
- 1.4 Million Customers
- 19,000+ Miles of Pipe
- Rate Base ~$1B

Columbia Gas of Kentucky

- 2nd Largest Gas-Only Provider in Kentucky
- 142,000 Customers
- 2,500+ Miles of Pipe
- Rate Base ~$165M

NIPSCO Gas*

- Largest Natural Gas Provider in Indiana
- 785,000 Customers
- 16,000+ Miles of Pipe
- Rate Base ~$400M

*Including Northern Indiana Fuel & Light and Kokomo Gas and Fuel

Columbia Gas of Pennsylvania

- 3rd Largest Natural Gas Provider in Pennsylvania
- 413,000 Customers
- 9,300+ Miles of Pipe
- Rate Base ~$650M

Columbia Gas of Maryland

- Complementary to PA Operations
- 33,000 Customers
- 750+ Miles of Pipe
- Rate Base ~$50M

Bay State Gas

- Largest Gas-Only Provider in Massachusetts
- 300,000 Customers
- 4,800+ Miles of Pipe
- Rate Base ~$450M

Columbia Gas of Virginia

- 2nd Largest Natural Gas Provider in Virginia
- 240,000 Customers
- 4,800+ Miles of Pipe
- Rate Base ~$400M

NiSource
Constructive Regulatory Environments
25

A Record of Execution NGD Performance Summary • Delivered Ambitious Regulatory Agenda – 10 Base Rate Cases Delivered, Including 2 Settlements in 2010, 2 Cases in Process – Revenues Significantly De-Risked – Long-Term Infrastructure Growth Platform Established • Solid Execution of Long-Term Infrastructure Replacement Projects – On-Time and On-Budget – ~$500M Invested (2008-2010) • Disciplined Operational, Commercial Execution – Solid, Improving Safety Metrics – Maximized Value of Energy Efficiency Programs – Best-in-Class Customer Service Metrics Positioned for Low-Risk Long-Term Growth 26

Delivered Ambitious Regulatory Agenda De-Risking Earnings – 2007 OH IN PA MA VA KY MD Levelized Rates; Decoupling; Customer Charge Increased Uncollectible Expense Tracker; Gas Cost Uncollectibles in GCA Accelerated Infrastructure Tracker; Expedited Rate Treatment Pension/OPEB Tracker; Pension/OPEB Deferral Regulatory Transition 27

Delivered Ambitious Regulatory Agenda De-Risking Earnings – 2010 OH IN PA MA VA KY MD Levelized Rates; Decoupling; Filed Customer Charge Increased Uncollectible Expense Tracker; Gas Filed Filed Cost Uncollectibles in GCA Accelerated Infrastructure Tracker; NA Expedited Rate Treatment Pension/OPEB Tracker; Filed * * * Pension/OPEB Deferral * Rates reflect current pension costs. State-of-the-Art Regulatory Platform 28

Continued Focus on Disciplined Execution 2010 Regulatory Agenda Company Case Filed Request Rates in Effect Columbia Gas of Pennsylvania January 28, 2010 $32M Q4 2010 • Settlement Filed Columbia Gas of Maryland January 28, 2010 $2.2M May 28, 2010 • Approved Settlement and Rates in Effect Columbia Gas of Virginia May 3, 2010 $13M Q1 2011 • Includes Capital Investments Through 2011 • Strong Opportunity for Settlement NIPSCO Gas May 3, 2010 $0 Early 2011 or • Improved Earnings Profile Sooner • Depreciation Reduction/Deferral Columbia Gas of Kentucky Columbia Gas of Ohio Annual Infrastructure Tracker Filings Bay State Gas Leveraging Core Regulatory Capabilities 29

Restoring NIPSCO Gas Earnings NIPSCO Gas 2010 Rate Case • Filed May 2010 • Restore Earnings to Appropriate Level (~10-11% ROE) • Address Depreciation Expense Issue • Modernize Rate Structure • Extend Low-Income/Energy Efficiency Programs • Mitigate Rate Impact On Customers • Actively Pursuing Settlement Significant Earnings Uplift – Modest Customer Impact 30

Investment-Driven Growth Long-Term, Low-Risk Infrastructure Replacement Investments OH PA MA VA KY MD Totals Total Tracked $1.8B $1.7B $400M $150M $200M $100M $4.35B Investment Opportunity Annual Tracked $90-110M $65-85M $20-30M $5-10M $7-10M $4-5M $190-Investment Range 250M AMR* Investment $80M $22M Complete $9M $9M Complete $120M Opportunity Program Length 25 20 15 NA 30 20 —(Years) Regulatory Tracker Rate Case Tracker Tracker Tracker Rate Case —Treatment *Automated Meter Reading Trackers Deliver Strong Returns Within 12 Months 31

Optimal Annual Capital Spend Investment-Driven Growth OH IN PA MA VA KY MD Total Maintenance $35M $15M $12M $30M $25M $2M $2M $121M Growth – New $15M $25M $10M $12M $15M $6M $1M $84M Business Growth – $130M $0 $68M $20M $5 $7M $5M $235M Infrastructure Replacement Total $180M $40M $90M $62M $45M $15M $8M $440M Opportunity for Increased Investment 32

Building Growth: 2010 — 2012 NGD Operating Earnings* 450 ~11% ROIC 400 350 300 Millions 250 200 Rate Cases $150 & Trackers 100 50 0 2005 2006 2007 2008 2009 2012** *Non-GAAP **2012: Illustrative Infrastructure Investment-Driven Growth 33

Executing a Strategy for Long-Term Growth NiSource Gas Distribution • Drive Growth Through Long-Term, Low-Risk Infrastructure Investments • De-Risk Earnings • Restore Earnings Power of NIPSCO Gas • Maintain Operational Excellence Sustainable, Low-Risk 3%+ Annual Growth 34

NISOURCE GAS TRANSMISSION & STORAGE Chris Helms Executive Vice President & Group CEO

Executing a Strategy for Long-Term Growth NGT&S Business Strategy Maximize Value Drive Growth Through from Existing Assets Disciplined Investment • Manage Long-Term Contracts • Robust Inventory of Development Opportunities • Expand Customer Base – Marcellus Shale • Optimize Short-Term – Storage Opportunities – Columbia Gulf Mainline • Operational Excellence 4-6% Annual Long-Term Growth Rate 36

Customer-Driven Growth The NiSource Advantage • Low-Risk, Regulated Business Platform + Excellent Growth Potential • Track Record of Disciplined Project Execution • ‘Game Changing’ Marcellus Shale Opportunity • Great Assets Serving Great Markets Low-Risk, High-Potential Growth Platform 37

Strategically Positioned NGT&S Assets 15,500 Pipeline Miles Annual Deliveries: 1.4 Tcf Peak Day Deliveries: 7.4 Bcf Serving 40 Markets Operations in 16 states 37 Storage Fields Capacity: 640 Bcf Daily Delivery: 4.8 Bcf Working Gas: 280 Bcf Columbia Gas Transmission Columbia Gulf Transmission 106 Crossroads Pipeline Compressor Stations Hardy Storage Company Millennium Pipeline Horsepower: 1,100,000 Great Assets, Great Markets 38

Stable Earnings Streams NGT&S Overview Revenues* Operating Earnings** ~ $865M Total $67 Other Columbia Commodity Gulf Demand $666 Columbia Gas $17 $104 ~$400M Total Columbia Columbia Gas Gulf Firm Contracts — Weighted Average Remaining Term Columbia Gas 7.5 Years * 2009, Excluding Trackers ** 2009 Non-GAAP Columbia Gulf ~4 Years Low-Risk, Demand-Based Platform 39

A Record of Execution NGT&S Performance Summary • Growth Project Execution • Optimizing Short-Term Opportunities • Competitive Restructuring • Resolution of Legacy Issues A Focus on Customer-Driven Growth 40

Growth Project Execution: 2007-2010 ~ $450M of Growth Capital Deployed @ ~5x EBITDA 2007 - 2009 Hardy Transportation — $70M Ohio Storage Expansion — $58M Appalachian Expansion — $30M Line 1570 — $26M Eastern Market Expansion — $150M Line 1711 Renovo/Delmont — $9M 2010 Cobb — $15M Majorsville — $76M * Non-GAAP (equivalent to GAAP Operating Income) Drives ~$75M of Operating Earnings* 41

Customer-Driven Growth Strategy Marcellus Shale – A Game Changer • Gathering and Transporting Marcellus Shale Gas Remains Primary Focus • Maximize Leverage from Existing Geographic Footprint • “Touch” Production Multiple Times Across Value Chain Supply Market Storage & MineralRights Aggregation Centers Downstream Transportation Building Investment-Driven Growth 42

Customer-Driven Growth Strategy Marcellus: $8.8B* Producer Investment in 2010 13* Chesapeake 6 Range Leased Production Consol/ CNX (Dominion) NGT&S Producer Contracts Statoil Acres 2.5 2.5 – 3+ East Resources 1.7 (Shell) ~10M BCF/DAY 0.7 National Fuel 0.14 Atlas 2005 2009-10 2013-15 2020 Others Estimate Estimate *Source: The Economic Impacts of the Pennsylvania Marcellus Shale Natural Gas Play: An Update, The Pennsylvania State University, May 24, 2010 $200M NGT&S Average Annual Investment (2010-2013) 43

The NiSource Advantage New Permitted Wells – Customer-Driven Growth Strategy Range Anadarko Atlas Cabot Chesapeake Chief/AB CNX East EOG EQT Fortuna Turm Ultra XTO/EXXON Others Source: Range Resources Supply Market Storage & MineralRights Aggregation Centers Downstream Transportation Location, Location, Location 44

Leveraging the NGT&S Footprint Mineral Rights – Alignment of Interest with Customers Range • Bonus Payments: ~$12M to Anadarko Date Atlas • Annual Lease Payment/ Cabot Royalties: ~$5.5M to Date Chesapeake Chief/AB • Acres Leased: ~132,000 CNX • Top Producers: Chesapeake, East CNX, Range EOG EQT Fortuna Turm Ultra XTO/EXXON Others Source: Range Resources Supply Market Storage & MineralRights Aggregation Centers Downstream Transportation Multiple Touches Across Value Chain 45

The NiSource Advantage Developing Marcellus “Header” System Corning Renovo Delmont Waynesburg Clendenin Cobb Supply Market Storage & MineralRights Aggregation Centers Downstream Transportation Multiple Touches Across Value Chain 46

Leveraging the NGT&S Footprint Supply Aggregation Strategy Corning Renovo Delmont Donegal MW Houston Majorsville Waynesburg Victory Smithfield Glenville 2010-2013 Kenova Clendenin Coopers Creek 13 Projects Boldman Cobb $200-250M Cap-Ex Markwest Processing Plants Supply Market Storage & MineralRights Aggregation Centers Downstream Transportation Multiple Touches Across Value Chain 47

Leveraging the NGT&S Footprint Transportation to Market Centers Corning Processing Renovo Plants Market Centers Delmont Donegal MW Houston Majorsville Victory Waynesburg 2010-2014 Smithfield 9 Projects Glenville Kenova Clendenin ~ $500M Cap-Ex Coopers Creek Boldman Cobb Markwest Processing Plants Supply Market Storage & MineralRights Aggregation Centers Downstream Transportation Multiple Touches Across Value Chain 48

The NiSource Advantage

Storage & Downstream Transportation

Storage/Local Markets ← **Market Center** → Downstream Transportation

Storage	Downstream Transportation
2010-2013	2014 Forward
~$200M Cap-Ex	6 Projects
	$1-1.5B Cap-Ex



Mineral Rights → Supply Aggregation → Market Centers → Storage & Downstream Transportation

NiSource
Multiple Touches Across Value Chain
49

Building Investment-Driven Growth Deep, Diverse Growth Inventory 2014-Forward 6 Projects $1-1.5B Cap-Ex 2010-2014 9 Projects ~ $500M Cap-Ex 2010-2013 2010-2013 13 Projects Storage $200-250M Cap-Ex ~$200M Cap-Ex Supply Market Storage & MineralRights Aggregation Centers Downstream Transportation Thoughtful, Disciplined Investment Strategy 50

Building Growth: 2010 — 2012 NGT&S Operating Earnings* 500 ~15%+ ROIC 450 400 350 Millions 300 250 Growth 200 Projects $150 100 50 0 2005 2006 2007 2008 2009 2012** *Non-GAAP **2012: Illustrative Continuing to Grow Through Disciplined Capital Investments 51

Executing a Strategy for Long-Term Growth NiSource Gas Transmission & Storage • Low-Risk, Regulated, Fixed Charge Business • Proven Track Record of Disciplined Growth Project Execution • ‘Game Changing’ Marcellus Shale Opportunity • Deep Inventory of Accretive Investments 4-6% Annual Long-Term Growth Rate 52

INVESTMENT-DRIVEN GROWTH Steve Smith Executive Vice President & CFO

Long-Term Financial Objectives • 3 – 5% Long-Term Earnings Growth + Attractive, Secure Dividend • Highly Disciplined Capital Allocation Framework + Disciplined O&M Management • Ongoing Credit Profile Improvement with Strong Liquidity Building Investment-Driven Growth 54

2010 Summary Cash Flows ($M)* 2010 Segment Cap-Ex Primary Sources: Net Income (Illustrative) 335 14 Depreciation and Amortization 620 Deferred and Accrued Taxes 60 Total FFO Sources $1,015 205 Primary Uses: 384 Capital Expenditures (900) Dividends (257) Total Uses $ (1,157) 297 Uses in Excess of Sources (142) Debt Maturities (696) Required Funding $ (838) Gas Distribution Gas Transmission Revolver Utilization** 803 & Storage Electric Equity (DRIP/DSP) 35 Other Total Funding and Cash Utilization $838 * Anticipated Based on Current Plan and Mid-Point of 2010 Earnings Guidance ** Subject to Changes in Working Capital Supports Credit Quality and Near-Term Investment Plan 55

Capital Allocation: 2010 and Longer-Term $1B/Year Run-Rate Cap-Ex $1,000M $900M* 20 $800M 14 220 15 205 160 340 297 285 384 420 340 2010 Illustrative Longer-Term Range 2011 Gas Distribution Gas Transmission & Storage Electric Other *Approximate Accretive Investment Opportunities 56

Building Sustainable Earnings Growth Incremental Accretive Investments 5% Long-Term 3% Long-Term EPS EPS 1200 1000 Millions 800 600 Growth 600 400 $400 200 400 400 Non-Growth 0 $800M Annual $1B Annual Cap-Ex Cap-Ex Low-Risk, Long-Term Sustainable Growth 57

Building Investment-Driven Growth ($M) Illustrative Incremental Long-Term Return Growth vs. ROIC* Range Mechanism 2009 Low High Gas Trackers & Rate $340 $420 $80 11.0% Distribution Cases NIPSCO Environmental $160 $220 $60 11.0% Trackers & Rate Electric Cases Gas Fee-Based Transmission $285 $340 $55 15.0% Long-Term & Storage Contracts Total (including $5M $800 $1,000 $200 12.0% Other) *Projected, Excluding Goodwill Accretive Investment Opportunities 58

Building Growth: 2010 — 2012 NI Operating Earnings* 1200 12% ROIC 1000 Millions 800 600 Ongoing Regulatory $ Initiatives and 400 Accretive Investments 200 0 2005 2006 2007 2008 2009 2010** 2012** * Non-GAAP ** 2010: Mid-Point of Guidance Range; 2012: Illustrative Attractive, Low-Risk Investments 59

Financial Overview Current Liquidity ($M) Actual 3/31/10 Maturity Committed Credit Facility $1,500 Jul 2011 Less: Drawn on Credit Facility -Letters of Credit (1) (71) Add: Cash & Equivalents 111 Net Available Liquidity $1,540 (1) Includes $53.3M LC for Tawney Settlement Revolver to be Renewed by March 2011 60

Financial Overview Debt Maturities ($M) $692 700 600 500 400 $315 300 200 100 $28 0 2010* 2011 2012 * Pre-Funded in 2009 Debt Refinancing Completed Through 2011 61

Long-Term Financial Objectives

Earnings Growth and Attractive, Secure Dividend

- Sustainable EPS Growth of 3-5%
- 2010 Outlook Range of $1.10-1.20 (NOEPS)*
- Attractive, Stable Dividend
- Risk Reduction via Rate Design and Rate Case Activity at NGD and NIPSCO
- On-Time, On-Budget Project Execution
- Highly Predictable Revenue Streams

* Net Operating Earnings per Share (non-GAAP)

Highly Disciplined Capital Allocation Framework

- Ensure System Maintained for Operational Excellence
- Disciplined Approach to Growth Capital
  - Low Risk
  - Transparent Return Mechanisms
  - Accretive to Shareholder Value

Ongoing Credit Profile Improvement

- Commitment to Investment Grade Rating and Improving Credit Metrics
- Business Profile and Strategic Framework Support Investment Grade Rating
- DRIP/DSP Provides ~$35M/Yr. of Equity
- Revolver Renewal by March 2011

NiSource Building Investment-Driven Growth 62

INVESTMENT-DRIVEN GROWTH Bob Skaggs President & CEO Closing Comments Investor Day July 22, 2010

Investor Day Key Takeaways A Compelling Investment Proposition • Low-Risk, Regulated Business Platform • 3-5% Annual EPS Growth + Secure, Attractive Dividend • Stable Investment Grade Credit • Exceptional Long-Term Growth Investment Opportunities • Disciplined Execution with Full Transparency Building Investment-Driven Growth 64